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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: SEPTEMBER 14, 2001



                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




   DELAWARE                       0-21352                      31-1177192
---------------           -----------------------           ----------------
(STATE OR OTHER            (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                              5800 Innovation Drive
                               Dublin, Ohio 43016
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)







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ITEM 5. OTHER EVENTS.

     On September 14, 2001, Applied Innovation Inc., a Delaware corporation (the "Company") issued a press release announcing that the Company's Board of Directors had authorized the Company to repurchase up to 1,500,000 shares of its outstanding common stock through September 14, 2002. The press release dated September 14, 2001 is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7. EXHIBITS.

     (c) EXHIBITS.

        Exhibit No.                    Description

            99 Press Release, dated September 14, 2001, entitled "Applied Innovation Announces Stock Repurchase Program and Updates Third Quarter Expectations"


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         APPLIED INNOVATION INC.


Date:  September 14, 2001                By:    /s/ Robert L. Smialek
                                             -----------------------------------
                                                Robert L. Smialek, President and
                                                Chief Executive Officer








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                                  EXHIBIT INDEX


        Exhibit No.                    Description

            99 Press Release, dated September 14, 2001, entitled "Applied Innovation Announces Stock Repurchase Program and Updates Third Quarter Expectations"